UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 12, 2004


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                     0-15224                 84-0969445
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


7334 SO. ALTON WAY, BLDG. 14, SUITE F, ENGLEWOOD, COLORADO        80112
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 30, 2003, Advance Display Technologies, Inc. (the "Company") acquired all of the membership interests in Regent Theaters, LLC ("Theaters") and Regent Releasing, LLC ("Releasing") from Regent Entertainment Partnership, L.P. ("Regent Entertainment") pursuant to a Unit Purchase Agreement of the same date ("UPA"). The Company agreed to pay Regent Entertainment $50,000 in cash for the membership interests, which was based on the parties' estimate of the value of the tangible assets conveyed in the transaction. Theaters is the lessee of two movie theaters in Dallas and in Los Angeles.

     In a Form 8-K dated April 7, 2004, under Item 5., Other Events, filed with the Commission on April 14, 2004, the Company described various disputes between the Company and certain of the other parties to the UPA and a Stock Purchase Agreement also dated November 30, 2003 (the "SPA"), the potential return of the membership interests to Regent Entertainment and the likely cessation of the Company's role in connection with the operations of Theaters and Releasing. On May 12, 2004, prior to any resolution of these disputes, the Company reassigned the membership interests in Theaters and Releasing to Regent Entertainment and Regent Entertainment resumed control of those operations.

     After prolonged settlement negotiations between the Company and the various parties to the UPA and SPA, by settlement agreements dated July 1, 2004, Messrs. Jarchow, Colichman and Regent Entertainment (the "Regent Parties"), have agreed with the Company, its officers, directors and the other parties to the SPA (the "ADTI Parties") to finally resolve all disputes between the Regent Parties and the ADTI Parties in exchange for the payment by the Company of $75,001 to the Regent Parties. The settlement agreements are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      Exhibit No.

         99.1 Settlement Agreement and Release (Investment) by and between Stephen Jarchow, Paul Colichman, the Company, Gene Schneider and Lawrence DeGeorge dated effective July 1, 2004.

         99.2 Settlement Agreement and Release (Theaters) by and between Regent Entertainment Partnership, L.P., Regent Theaters LLC, Regent Releasing LLC and the Company dated effective July 1, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ADVANCE DISPLAY TECHNOLOGIES, INC.
                                                      (Registrant)

Date  October 19, 2004
              --                         By:/S/ MATTHEW W. SHANKLE
                                            -----------------------------------
                                              Matthew W. Shankle, President